UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
 [ ]  Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12.

                              Columbia Acorn Trust
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)  Total fee paid:

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 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                             COLUMBIA ACORN TRUST

                               COLUMBIA ACORN FUND
                          COLUMBIA ACORN INTERNATIONAL
                               COLUMBIA ACORN USA
                              COLUMBIA ACORN SELECT
                       COLUMBIA ACORN INTERNATIONAL SELECT
                            COLUMBIA THERMOSTAT FUND

                 (EACH A "FUND", AND COLLECTIVELY, THE "FUNDS")

                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016

                                                                 July 29, 2005


Dear Shareholder:

     You are cordially invited to attend a special meeting of shareholders of Columbia Acorn Trust (the "Meeting"), which will be held on Tuesday, September 27, 2005, at 9:00 a.m. Central time, at Bank One Auditorium, 38 South Dearborn Street, Plaza Level, Chicago, Illinois 60602. The only matter scheduled for consideration at the meeting is the election of trustees. All of the nominees are currently serving as trustees and are named in the attached proxy statement.

Included in this booklet is information about the Meeting, including:

      o NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to vote; and

      o PROXY STATEMENT FOR THE MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

     ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

Although we would like very much to have each shareholder attend this meeting, we realize that may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the meeting, please call a Columbia customer service representative at (866) 348-1468 or contact your financial advisor.

                                                     Sincerely,


                                                     Robert E. Nason
                                                     Chairman of the Board

                              COLUMBIA ACORN TRUST

                               COLUMBIA ACORN FUND
                          COLUMBIA ACORN INTERNATIONAL
                               COLUMBIA ACORN USA
                              COLUMBIA ACORN SELECT
                       COLUMBIA ACORN INTERNATIONAL SELECT
                            COLUMBIA THERMOSTAT FUND

                 (EACH A "FUND", AND COLLECTIVELY, THE "FUNDS")

                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2005

To the Shareholders of the Funds.

A Special Meeting of Shareholders of Columbia Acorn Trust (the "Trust") has been called to be held on Tuesday, September 27, 2005, at 9:00 a.m., Central time, at Bank One Auditorium, 38 South Dearborn Street, Plaza Level, Chicago, Illinois 60602. The purpose of the Meeting is:

1. To elect nine trustees. (TO BE VOTED UPON BY THE SHAREHOLDERS OF ALL FUNDS, VOTING TOGETHER.)

2. To transact any other business that properly comes before the Meeting, or any adjournment(s) thereof.

The Board of Trustees (the "Board") has fixed the close of business on July 21, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL OF THE NOMINEES.

By order of the Board,

Bruce H. Lauer
Secretary

July 29, 2005

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                              COLUMBIA ACORN TRUST

                               COLUMBIA ACORN FUND
                          COLUMBIA ACORN INTERNATIONAL
                               COLUMBIA ACORN USA
                              COLUMBIA ACORN SELECT
                       COLUMBIA ACORN INTERNATIONAL SELECT
                            COLUMBIA THERMOSTAT FUND

                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                              ON SEPTEMBER 27, 2005

This Proxy Statement is furnished by the Board of Trustees (the "Board" or the "Trustees") of the Trust in connection with the solicitation of proxies for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held on Tuesday, September 27, 2005, at 9:00 a.m., Central time, at Bank One Auditorium, 38 South Dearborn Street, Plaza Level, Chicago, Illinois 60602, and at any adjournment(s) thereof. It is expected that the Notice of Meeting, Proxy Statement and proxy cards will first be mailed, or otherwise made available, to shareholders on or about August 10, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called to elect trustees (the "Proposal"). This Proxy Statement contains information you should know before voting on the Proposal.

With respect to the Proposal, the shareholders of all Funds will vote together on the election of trustees.

Timely, properly executed proxies will be voted as you instruct. If you do not otherwise specify how your shares are to be voted, your shares will be voted for the nine nominees of the Board. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of the Trust, officers and employees of Columbia Management Group, Inc. ("Columbia") and other representatives of the Trust. In addition, Alamo Direct Mail Services, Inc., 280 Oser Avenue, Hauppauge, New York 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $3,250. Columbia will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.


Shareholders of record at the close of business on July 21, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

I. PROPOSAL: ELECTION OF TRUSTEES

The Board has nominated each of the current Trustees of the Trust for re-election.

The names and ages of the Trustees/nominees, the year each was first elected or appointed, each Trustee's principal business occupation during at least the last five years, the number of portfolios in the other registered investment companies advised by Columbia or its affiliates (the "Fund Complex") and overseen by each Trustee, and other directorships that each Trustee holds are shown below.


                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                FUND
    NAME, AGE     POSITION      YEAR FIRST                                    COMPLEX
       AND          WITH        ELECTED OR     PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS
    ADDRESS(1)      FUNDS      APPOINTED(2)    DURING PAST FIVE YEARS        BY TRUSTEE             HELD
------------------------------------------------------------------------------------------------------------------


TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

Margaret Eisen    Trustee         2002         Chief Investment Officer,        6             Antigenics, Inc.
(Age 52)                                       EAM International LLC since                    (biotechnology and
                                               2003;  formerly managing                       drugs); Lehman
                                               director, DeGuardiola                          Brothers/First Trust
                                               Advisors; formerly managing                    Income Opportunity
                                               director, North American                       Fund (high-yield
                                               Equities at General Motors                     closed-end fund).
                                               Asset Management; prior
                                               thereto, director of Worldwide
                                               Pension Investments for
                                               DuPont Asset Management.

Jerome Kahn , Jr. Trustee         1987         Portfolio manager and stock      6             None
(Age 71)                                       analyst, (investment adviser),
                                               former president, William
                                               Harris Investors, Inc.

Steven N. Kaplan  Trustee         1999         Neubauer Family Professor of     6             Morningstar, Inc.
(Age 45)                                       Entrepreneurship and Finance,                  (provider of
                                               Graduate School of Business,                   independent investment
                                               University of Chicago.                         research.

David C. Kleinman Trustee         1972         Adjunct professor of strategic   6             Sonic Foundry, Inc.
(Age 69)                                       management, University of                      (software); Irex Corp.
                                               Chicago Graduate School of                     (insulation contracting).
                                               Business; Business consultant.

Allan B. Muchin   Trustee         1998         Chairman emeritus, Katten        6             None
(Age 69)          and Vice-                    Muchin Rosenman LLP (law
                  Chairman                     firm).


                                       6


                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                FUND
    NAME, AGE     POSITION      YEAR FIRST                                    COMPLEX
       AND          WITH        ELECTED OR     PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS
    ADDRESS(1)      FUNDS      APPOINTED(2)    DURING PAST FIVE YEARS        BY TRUSTEE             HELD
------------------------------------------------------------------------------------------------------------------


Robert E. Nason   Trustee         1998         Consultant and private           6             None
(Age 69)          and                          investor since 1998; from
                  Chairman                     1990-1998, executive partner,
                                               chief executive officer and
                                               member of the executive
                                               committee of Grant Thornton,
                                               LLP (public accounting firm)
                                               and member of the policy
                                               board of Grant Thornton
                                               International.

John A. Wing      Trustee         2002         Frank Wakely Gunsaulus           6             AmerUs Life
(Age 69)                                       Professor of Law and Finance,                  Holdings, Inc. (life
                                               and chairman of the Center for                 insurance); LDF, Inc.
                                               the Study of Law and                           and Labe Federal
                                               Financial Markets, Illinois                    Bank (banking);
                                               Institute of Technology; prior                 Margo Caribe, Inc.
                                               thereto, chairman of the board                 (farming).
                                               and chief executive officer of
                                               ABN-AMRO Incorporated,
                                               formerly The Chicago
                                               Corporation, and chief
                                               executive officer of Market
                                               Liquidity Network, LLC.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

Charles P. McQuaid(3) Trustee     1992         President and Chief              10            None
(Age 51)               and                     Investment Officer, Columbia
                     President                 Wanger Asset Management,
                                               L.P. ("Columbia WAM")
                                               since 2003; Portfolio manager
                                               since 1995 and director of
                                               research, 1992-2003;
                                               principal, Wanger Asset
                                               Management, L.P. ("WAM"),
                                               1995-2000; president, Wanger
                                               Advisors Trust.

Ralph Wanger(3)   Trustee         1970         Founder, former president,       10            Wanger Advisors
(Age 71)                                       chief investment officer and                   Trust (4 portfolios).
                                               portfolio manager, Columbia
                                               WAM 1992-2003; former president
                                               of the Trust, 1992- 2003;
                                               former president, Wanger Advisors
                                               Trust, 1994- 2003; since
                                               September 2003, adviser to
                                               Columbia WAM.



(1) The address of each Trustee is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(2) Dates prior to 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund, Inc., the Trust's predecessor.

(3) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the Investment Company Act of 1940 (the "1940 Act"), because he is an officer of the Trust and/or because he is an employee or other affiliated person of Columbia WAM.

For information regarding the executive officers of the Trust, see Appendix A to this proxy statement.

TRUSTEES' COMPENSATION

The following table sets forth the total compensation (including any amounts deferred) paid by the Trust during the fiscal year ended December 31, 2004 to each of the Trustees of the Trust:


                                                       PENSION OR
                                                       RETIREMENT
                                      AGGREGATE      BENEFITS ACCRUED    TOTAL COMPENSATION
                                 COMPENSATION FROM   AS PART OF FUND     FROM FUND COMPLEX
NAME OF TRUSTEE                      THE FUNDS         EXPENSES (1)       PAID TO TRUSTEES
-------------------------------------------------------------------------------------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

Margaret Eisen                          $90,000           N/A                $90,000
Jerome Kahn, Jr.                        112,000(2)        N/A                112,000
Steven N. Kaplan                         94,750(2)        N/A                 94,750
David C. Kleinman                        93,250           N/A                 93,250
Allan B. Muchin                          87,250(2)        N/A                 87,250
Robert E. Nason                         162,250(2)        N/A                162,250
John A. Wing                             91,750(2)        N/A                 91,750

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

Charles P. McQuaid                           $0           N/A                     $0
Ralph Wanger                                  0           N/A                      0


(1) The Funds do not provide pension or retirement plan benefits to the Trustees.

(2) Includes fees deferred during 2004 pursuant to a deferred compensation plan. As of December 31, 2004, the value of each of the deferred compensation accounts in the Funds for Messrs. Kahn, Kaplan, Muchin, Nason and Wing was $487,708, $205,780, $41,611, $651,520, and $227,045,
     respectively.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Board of Columbia Acorn Trust or an individual Trustee in writing, c/o the Secretary of Columbia Acorn Trust, Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

TRUSTEE SHARE OWNERSHIP

The table in Appendix B shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Fund Complex.

TRUSTEES' MEETINGS AND COMMITTEES

The Board is responsible for the overall management and supervision of the Trust's affairs. For the fiscal year ended December 31, 2004, the Trust held 13 meetings (5 regular Board meetings and 8 special Board meetings). The Funds do not have a formal policy on Trustee attendance at meetings of shareholders.

The Board has created several committees to perform specific functions on behalf of the Boards. Information on the committees is set forth in Appendix C.

REQUIRED VOTE

The affirmative vote of a plurality of the Funds' shareholders, voting together, present at the Meeting in person or by proxy, is required for the election of each Trustee. If a quorum of shareholders is present at the Meeting, the nine nominees for election as Trustees who receive the greatest number of votes cast at the Meeting will be elected Trustees. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting, but will have no effect on the results of the vote.

II.  OTHER INFORMATION

Certain additional information regarding Columbia and the Meeting is presented below.

MANAGEMENT

Columbia Wanger Asset Management, L.P. ("Columbia WAM") (named Wanger Asset Management, L.P. prior to September 29, 2000), serves as the investment adviser and administrator for the Funds, for Wanger Advisors Trust and for other institutional accounts. Columbia WAM is located at 227 West Monroe Street, Chicago, Illinois 60606. As of December 31, 2004, Columbia WAM had approximately $22.2 billion in assets under management, including the Funds. Columbia WAM and its predecessor have managed mutual funds, including Columbia Acorn Fund since 1992. Columbia WAM is an indirect wholly owned subsidiary of Columbia, which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("Bank of America"). Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by Bank of America. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. Columbia is located at One Financial Center, Boston, MA 02111.

The portfolio funds of Columbia Thermostat Fund are managed by Columbia WAM and its affiliate Columbia Management Advisors, Inc., previously named Columbia Management Company ("CMA"). Like Columbia WAM, CMA is owned by Columbia. CMA also may provide administrative and operational services to the Funds.

Columbia Funds Distributor, Inc. ("CFD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. CFD is a wholly owned subsidiary of Columbia. Effective April 1, 2004, Fleet merged with Bank of America.

LEGAL PROCEEDINGS

On March 15, 2004, CMA and CFD entered into agreements in principle with the staff of the Securities and Exchange Commision ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve proceedings brought in connection with investigations by the SEC and NYAG of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM was not a respondent in either proceeding nor were any of its officers and directors.

On February 9, 2005, CMA and CFD entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Funds is a party to either Settlement, under the terms of the Settlements and in order for Columbia to continue to provide administrative services to the Columbia Acorn Funds, the Board of Trustees of the Columbia Acorn Funds expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

Under the terms of the SEC Order, CMA and CFD have agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant. The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of the Board of Trustees, including holding a meeting to elect trustees at least every five years, beginning in 2005. The NYAG Settlement also, among other things, requires CMA and its affiliates, Banc of America Capital Management, LLC and Bank of America Capital Management Distributors, LLC, to reduce management fees paid by the funds in the Fund Complex, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions, based on net assets as of March 15, 2004.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any distribution to any fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the funds' trustees, Fleet and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the funds, the funds' trustees, Fleet and its affiliated entities and/or Bank of America and its affiliated entities, have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia and CFD, disgorgement of all management fees and monetary damages. The MDL is ongoing.

In 2004, certain mutual funds advised by CMA, Columbia WAM and their affiliates, along with the trustees, advisers and affiliates of those funds, were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated complaint on June 9, 2005.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

On April 13, 2004 the Funds' former independent registered public accountant resigned following the merger of Fleet and Bank of America in which Columbia WAM became an indirect wholly owned subsidiary of Bank of America. The former independent registered public accountant had issued an unqualified opinion on the 2002 and 2003 audits of the Funds and had reported no material weaknesses in internal controls. There were no disagreements with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The former independent registered public accountant resigned because it had a significant banking relationship with a subsidiary of Bank of America. The Board engaged Pricewaterhouse Coopers LLP to serve as the Funds' independent registered public accountant on July 14, 2004.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The following table sets forth the aggregate fees billed by the Trust's independent registered public accountant for the Trust's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years;
(ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if SEC rules relating to the pre-approval of non-audit services had been in effect at that time. All of the audit fees, audit-related fees, tax fees and other fees billed by the Trust's independent registered public accountant for services provided to the Funds during the two most recent fiscal years were pre-approved by the Audit Committee. There were no amounts billed by the Trust's independent registered public accountant in the most recent fiscal year for audit-related services, tax services or other services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund.

                      AUDIT       AUDIT-RELATED     TAX         ALL OTHER
                      FEES           FEES          FEES           FEES

    2004            $188,000        $24,000       $29,000          $0
    2003             238,400         24,000        35,300           0

The aggregate amount of fees paid to the Funds' former or current independent registered public accountants for non-audit services to the Trust, Columbia and Columbia Affiliates were $146,500 in the fiscal year ended December 31, 2004 and $154,300 in the fiscal year ended December 31, 2003.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on July 21, 2005, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Appendix D lists for each Fund the total number of shares outstanding as of the close of business on July 21, 2005, for each class of a Fund's shares entitled to vote at the Meeting. The table in Appendix E lists the holders of more than five percent of any class of shares of each Fund as of the close of business on June 30, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted for the election of each of the Board's nominees.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Trust's Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Thirty percent of the shares outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.

Nine trustees are to be elected by a plurality of the shares of the Funds, voting together, represented at the Meeting in person or by proxy, if a quorum is present. Since the number of trustees to be elected has been fixed at nine, that means that if a quorum of shareholders is present at the Meeting, the nine nominees for election as Trustees who receive the greatest number of votes cast at the Meeting will be elected Trustees. Only shareholders of record on July 21, 2005 may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the Proposal, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for the proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of the Proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

The Funds do not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in a Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of Columbia Acorn Trust, Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

OTHER INFORMATION

ACORN HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA FUNDS DISTRIBUTOR, INC., ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A -  OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.


OFFICERS

                                YEAR FIRST
                   POSITION     ELECTED OR
NAME, AGE AND        WITH       APPOINTED         PRINCIPAL OCCUPATION(S)
ADDRESS             FUNDS       TO OFFICE         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

J. Kevin            Assistant    2001       Treasurer of the funds advised by Columbia Management Advisors, Inc
Connaughton         Treasurer               ("Columbia Funds") since October, 2003 and of the Liberty Funds,
(Age 41)                                    Stein Roe Funds and All-Star Funds since December, 2000; Vice
                                            President of Columbia Management Advisors, Inc. since April, 2003
                                            (formerly President of the Columbia Funds, Liberty Funds and Stein
                                            Roe Funds from February, 2004 to October, 2004; Chief Accounting
                                            Officer and Controller of the Liberty Funds and All-Star Funds from
                                            February, 1998 to October, 2000); Treasurer of the Galaxy Funds since
                                            September, 2002 (formerly Treasurer from December, 2002 to December,
                                            2004); and President from February, 2004 to December, 2004 of the
                                            Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                            Colonial Management Associates, Inc. from February, 1998 to October,
                                            2000).

                                      A-1


                                YEAR FIRST
                   POSITION     ELECTED OR
NAME, AGE AND        WITH       APPOINTED         PRINCIPAL OCCUPATION(S)
ADDRESS             FUNDS       TO OFFICE         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Michael G. Clarke   Assistant    2004       Chief Accounting Officer of the Columbia Funds,
(Age 35)            Treasurer               Liberty Funds, Stein Roe Funds and All-Star Funds
                                            since October, 2004 (formerly Controller of the Columbia Funds,
                                            Liberty Funds, Stein Roe Funds and the All-Star Funds from May, 2004 to October, 2004); Assistant treasurer from June, 2002 to May, 2004;
                                            Vice President, Product Strategy & Development of the Liberty Funds
                                            Group from February, 2001 to June, 2002; Assistant Treasurer of the
                                            Liberty Funds Group from February, 2001 to June, 2002; Assistant
                                            Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star
                                            Funds from August, 1999 to February, 2001.

P. Zachary Egan     Vice         2003       Director of international research, Columbia WAM,
(Age 37)            President               since December 2004; analyst and portfolio manager,
                                            Columbia WAM since 1999.

Kenneth A. Kalina   Assistant    1995       Chief Compliance Officer, Columbia WAM since May 2004;
(Age 45)            Treasurer               treasurer and chief financial officer, Columbia
                                            WAM since April 2000; assistant treasurer, Wanger Advisors Trust;
                                            fund controller, Columbia WAM since September 1995; director, New
                                            Americas Small Cap Fund.

Bruce H. Lauer      Vice         1995       Chief operating officer, Columbia WAM since April 1995; principal,
  (Age 48)          President,              WAM from  January 2000 to September 2000; vice
                    Secretary               president, treasurer and secretary, Wanger Advisors Trust; director,
                     and                    Wanger Investment Company plc and New Americas Small Cap Fund.
                    Treasurer

Robert A. Mohn      Vice         1997       Director of domestic research, Columbia WAM, since March 2004;
(Age 43)            President               analyst and portfolio manager, Columbia WAM since August 1992.

                                      A-2


                                YEAR FIRST
                   POSITION     ELECTED OR
NAME, AGE AND        WITH       APPOINTED         PRINCIPAL OCCUPATION(S)
ADDRESS             FUNDS       TO OFFICE         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Louis J. Mendes     Vice         2003       Analyst and portfolio manager, Columbia WAM since 2001;
(Age 41)            President               prior thereto, analyst and portfolio manager, Merrill Lynch.

Todd Narter         Vice         2001       Analyst and portfolio manager, Columbia WAM since June 1997;
(Age 41)            President               vice president, Wanger Advisors Trust.

Christopher Olson   Vice         2001       Analyst and portfolio manager, Columbia WAM since January 2001;
(Age 40)            President               vice president, Wanger Advisors Trust;
                                            prior  to 2001, director and portfolio strategy analyst with
                                            UBS Asset Management/Brinson Partners.

Ben Andrews         Vice         2004       Analyst and portfolio manager of Columbia WAM since 1998;
(Age 39)            President               vice president Wanger Advisors Trust.

Vincent P.          Assistant    2001       Assistant general counsel, Bank of America (and its predecessors)
  Pietropaolo       Secretary               since December 1999.
(Age 40)

Robert Scales       Chief        2004       Deputy Counsel, Grant Thornton LLP 2002-2004; prior thereto, Associate
  (Age 52)          Compliance              general counsel, UBS PaineWebber.
                    Officer,
                    Senior Vice
                    President
                    and General
                    Counsel


APPENDIX B - TRUSTEE SHARE OWNERSHIP

At April 1, 2005, the Trustees and officers of the Trust as a group owned beneficially 8.09% and 4.78% of the outstanding Class Z shares of Columbia Thermostat Fund and Columbia Acorn International Select, respectively, and less than 1% of each other class of shares of each other Fund. As of April 1, 2005, none of the independent Trustees owned beneficially or of record any shares of Columbia WAM or CFD, or of any person directly or indirectly controlling, controlled by, or under common control with Columbia WAM or CFD.

The following table shows the dollar range of equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the 1934 Act) by each Trustee as of December 31, 2004 (i) in the Funds and (ii) in all funds in the Fund Complex.


                                                                        AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES IN ALL
                                                        DOLLAR            REGISTERED INVESTMENT
                                                    RANGE OF EQUITY       COMPANIES OVERSEEN BY
                                                    SECURITIES OWNED            TRUSTEE IN
NAME OF TRUSTEE      NAME OF FUND                     IN EACH FUND             FUND COMPLEX
---------------------------------------------------------------------------------------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

Margaret Eisen    Columbia Acorn Fund                     None              Over $100,000
                  Columbia Acorn International         Over -$100,000
                  Columbia Acorn USA                      None
                  Columbia Acorn Select                   None
                  Columbia Acorn International Select     None
                  Columbia Thermostat Fund                None

Jerome Kahn, Jr.* Columbia Acorn Fund                  Over $100,000        Over $100,000
                  Columbia Acorn International            None
                  Columbia Acorn USA                   Over -$100,000
                  Columbia Acorn Select                   None
                  Columbia Acorn International Select  Over $100,000
                  Columbia Thermostat Fund                None

Steven N. Kaplan* Columbia Acorn Fund                 $10,001-$50,000       Over $100,000
                  Columbia Acorn International        $10,001-50,000
                  Columbia Acorn USA                      None
                  Columbia Acorn Select               $1-$10,000
                  Columbia Acorn International Select     None
                  Columbia Thermostat Fund               None

David C. Kleinman Columbia Acorn Fund                $10,001-$50,000
                  Columbia Acorn International       $50,001-$100,000
                  Columbia Acorn USA                  $10,001-$50,000
                  Columbia Acorn Select               $10,001-$50,000
                  Columbia Acorn International Select   $1-$10,000
                  Columbia Thermostat Fund                None

Allan B. Muchin*  Columbia Acorn Fund                  Over $100,000        Over $100,000
                  Columbia Acorn International            None
                  Columbia Acorn USA                      None
                  Columbia Acorn Select                   None
                  Columbia Acorn International Select     None
                  Columbia Thermostat Fund                None


                                      B-1


                                                                        AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES IN ALL
                                                        DOLLAR            REGISTERED INVESTMENT
                                                    RANGE OF EQUITY       COMPANIES OVERSEEN BY
                                                    SECURITIES OWNED            TRUSTEE IN
NAME OF TRUSTEE      NAME OF FUND                     IN EACH FUND             FUND COMPLEX
---------------------------------------------------------------------------------------------

Robert E. Nason*  Columbia Acorn Fund                $50,001-$100,000       Over $100,000
                  Columbia Acorn International       $50,001-$100,000
                  Columbia Acorn USA                 $10,001-$50,000
                  Columbia Acorn Select              $10,001-$50,000
                  Columbia Acorn International Select    $1-$10,000
                  Columbia Thermostat Fund                None

John A. Wing*     Columbia Acorn Fund                  Over $100,000        Over $100,000
                  Columbia Acorn International            None
                  Columbia Acorn USA                      None
                  Columbia Acorn Select                   None
                  Columbia Acorn International Select     None
                  Columbia Thermostat Fund                None

* In addition to the value of the shares owned as set forth above, Messrs. Kahn, Kaplan, Muchin, Nason and Wing have deferred trustee fees pursuant to a deferred compensation plan described above. The value of the deferred fees is determined as if the fees had been invested in shares of one or more Funds, as determined by the Trustee, as of the date of the deferral. As of December 31, 2004, the value of each of the deferred compensation accounts in the Funds for Messrs. Kahn, Kaplan, Muchin, Nason and Wing was $487,708, $205,780, $41,611, $651,520
and $227,045, respectively.


                                                                             AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                             DOLLAR            REGISTERED INVESTMENT
                                                         RANGE OF EQUITY       COMPANIES OVERSEEN BY
                                                         SECURITIES OWNED            TRUSTEE IN
NAME OF TRUSTEE      NAME OF FUND                          IN EACH FUND             FUND COMPLEX
---------------------------------------------------------------------------------------------

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

Charles P. McQuaid   Columbia Acorn Fund                   Over $100,000          Over $100,000
                     Columbia Acorn International          Over $100,000
                     Columbia Acorn USA                    Over $100,000
                     Columbia Acorn Select                 Over $100,000
                     Columbia Acorn International Select   Over $100,000
                     Columbia Thermostat Fund              Over $100,000

Ralph Wanger         Columbia Acorn Fund                   Over $100,000          Over $100,000
                     Columbia Acorn International          Over $100,000
                     Columbia Acorn USA                    Over $100,000
                     Columbia Acorn Select                 Over $100,000
                     Columbia Acorn International Select   Over $100,000
                     Columbia Thermostat Fund              Over $100,000


APPENDIX C - BOARD COMMITTEES

AUDIT COMMITTEE

Messrs. Kleinman (Chair), Kahn, Nason and Wing are members of the Board's Audit Committee. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. A copy of the Audit Committee Charter is attached as Appendix F.

The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control systems and the work of the Funds' independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountant, Columbia's internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of the Funds' financial statements, (2) the Funds' compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountant (including the resolution of disagreements between management and the independent registered public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Funds.

The Audit Committee is required to pre-approve the engagement of the Funds' independent registered public accountant to provide audit and non-audit services to the Funds and non-audit services to Columbia or any entity controlling, controlled by or under common control with Columbia that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee's Charter sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Charter, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Audit Committee's Charter requires pre-approval by the Audit Committee of all non-audit services provided by the Funds' independent registered public accountant to the Funds, the Funds' adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Funds where the nature of the services has a direct impact on the operations or financial reporting of the Funds.

AUDIT COMMITTEE REPORT

At a meeting on March 7, 2005, the Audit Committee: (i) reviewed and discussed with management the Funds' audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the Funds' independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61 and other professional standards and regulatory requirements. On March 7, 2005, the Audit Committee obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between PwC and the Funds that might bear on PwC's independence and discussed with PwC any relationships that may impact its objectivity and independence and satisfied itself as to PwC's independence. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for each Fund be included in the Funds' Annual Report to shareholders.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as independent registered public accountant for the Funds for the fiscal year ending December 31, 2005. Representatives of PwC are expected to be at the Meeting. They have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

GOVERNANCE COMMITTEE

Ms. Eisen and Messrs. Muchin (Chair), Kaplan and Nason are members of the Board's Governance Committee. The Board has no separate nominating or compensation committee, and the Governance Committee performs the functions typically performed by such committees.

Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia WAM. A copy of the Governance Committee charter is attached as Appendix G.

The Governance Committee will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. However, neither the Committee nor the independent Trustees as a group shall consider candidates recommended by Fund management, Trustees or Fund shareholders on a preferential basis. A shareholder of a Fund who wishes to nominate a candidate to the Trust's Board may send information regarding prospective candidates to the Governance Committee, in care of the Secretary of Columbia Acorn Trust, Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act, the written and signed consent of the candidate to serve if elected, a description of any arrangements or understandings between the candidate, the shareholder nominating the candidate and any other person pursuant to which the recommendation is being made, evidence of the candidate's ownership of Fund shares, and such other information as may be helpful to the Governance Committee in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees is expected to be increased and anticipated vacancies. During times when the Governance Committee is not recruiting new Board members, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as experience or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee also considers whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee members would be arranged. If a Governance Committee member, based on the results of those contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee members for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

EXECUTIVE COMMITTEE

Messrs. McQuaid, Muchin and Nason (Chair) are members of the Board's Executive Committee, which has authority to exercise the powers of the Board during intervals between Board meetings, with certain exceptions.

INVESTMENT ADVISORY AGREEMENT COMMITTEE

Ms. Eisen (Chair) and Messrs. Kahn, Kleinman and Muchin are members of the Board's Investment Advisory Agreement Committee. The Investment Advisory Agreement Committee makes recommendations to the Board regarding the continuation or amendment of the investment advisory agreements between the Trust and the adviser.

COMPLIANCE COMMITTEE

Ms. Eisen and Messrs. Kahn, Kaplan and Wing (Chair) are members of the Board's Compliance Committee. The Compliance Committee provides oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. The Committee also supervises the Trust's chief compliance officer ("CCO") and has the authority to select, terminate and establish the compensation of the CCO.

INVESTMENT PERFORMANCE ANALYSIS COMMITTEE

Messrs. Kaplan, Kleinman (Chair), McQuaid and Wing are members of the Board's Investment Performance Analysis Committee, which examines methods of mutual fund performance measurement and make recommendations to the Board about the types of performance reports to be provided to the Board.

VALUATION COMMITTEE

Messrs. McQuaid, Nason and Wanger and Robert Scales, the Trust's Chief Compliance Officer, are members of the Valuation Committee. The Valuation Committee determines fair value of portfolio securities held by any Fund in instances as required by the valuation procedures adopted by the Board.

COMMITTEE MEETINGS

During 2004 the respective committees held the following number of meetings:

      Audit Committee                                     7
      Governance Committee                                4
      Executive Committee                                 4
      Investment Advisory Agreement Committee             5
      Compliance Committee                               16
      Investment Performance Analysis Committee           2
      Valuation Committee                                29

APPENDIX D - SHARES OUTSTANDING AND ENTITLED TO VOTE

As of the close of business on July 21, 2005, the Funds had outstanding and entitled to vote at the Meeting the following shares of beneficial interests:



Columbia Acorn Fund
         Class A                                       109,847,724.2050
         Class B                                        53,570,265.5690
         Class C                                        43,480,632.0030
         Class Z                                       344,712,031.7560

Columbia Acorn International
         Class A                                         3,143,648.6000
         Class B                                         2,099,147.9970
         Class C                                         1,229,068.3940
         Class Z                                        70,820,659.2522

Columbia Acorn USA
         Class A                                         5,026,667.3600
         Class B                                         2,863,834.9370
         Class C                                         1,665,303.2570
         Class Z                                        29,583,068.9800

Columbia Acorn Select
         Class A                                        31,690,793.6310
         Class B                                         9,722,101.0540
         Class C                                         6,612,007.9020
         Class Z                                        26,825,112.7840

Columbia Acorn International Select
         Class A                                           368,878.8500
         Class B                                           337,026.1660
         Class C                                           189,735.9840
         Class Z                                         3,172,301.0930

Columbia Thermostat Fund
         Class A                                         5,477,542.6790
         Class B                                         6,094,614.4220
         Class C                                         2,349,211.6960
         Class Z                                         1,864,776.6800



APPENDIX E - OWNERSHIP OF SHARES

As of the close of business on June 30, 2005, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:

                 CLASS OF      NAME AND ADDRESS OF                 NUMBER OF         PERCENT
FUND              SHARES         BENEFICIAL OWNER                SHARES OWNED        OF CLASS
----------------------------------------------------------------------------------------------

Columbia Acorn    Class A     Charles Schwab & Co., Inc.             22,205,929.599    20.44%
Fund                          Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                  Class A     Merrill Lynch Pierce Fenner & Smith    5,495,092.496     5.06%
                              Attn: Fund Administration
                              4800 Deer Lake Drive E, Floor 2
                              Jacksonville, FL 32246-6484

                  Class B     Citigroup Global Markets, Inc.         2,795,151.111     5.19%
                              Attn: Peter Booth, 7th Floor
                              333 W. 34th Street
                              New York, NY 10001-2402

                  Class C     Merrill Lynch Pierce Fenner & Smith    6,512,517.044     14.98%
                              Attn: Fund Administration
                              4800 Deer Lake Drive E, Floor 2
                              Jacksonville, FL 32246-6484

                  Class C     Citigroup Global Markets, Inc.         2,586,503.709     5.95%
                              Attn: Peter Booth, 7th Floor
                              333 W. 34th Street
                              New York, NY 10001-2402

                  Class Z     Charles Schwab & Co., Inc.             42,882,277.597    12.52%
                              Attn: Mutual Fund Department
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                  Class Z     State of Illinois                      30,213,843.176    8.82%
                              Attn: Carol Arterberry
                              P.O. Box 19208
                              Springfield, IL 62794-9208

                  Class Z     Bank of America NA                     24,422,035.649    7.13%
                              Attn: Joan Wray/Funds Accounting
                              411 N. Akard Street
                              Dallas, TX 75201-3307

                  Class Z     Fidelity Investments                   18,584,004.579    5.42%
                              100 Magellan Way
                              Covington, KY 41015-1999


Columbia Acorn    Class A     Charles Schwab & Co., Inc.             246,217.173       8.16%
International                 Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                  Class C     Citigroup Global Markets, Inc.         100,873.827       8.25%
                              Attn: Peter Booth, 7th Floor
                              333 W. 34th Street
                              New York, NY 10001-2402


                                      E-1


                 CLASS OF      NAME AND ADDRESS OF                 NUMBER OF         PERCENT
FUND              SHARES         BENEFICIAL OWNER                SHARES OWNED        OF CLASS
----------------------------------------------------------------------------------------------

                  Class C     Merrill Lynch Pierce Fenner & Smith    72,676.319        5.95%
                              Attn: Fund Administration
                              4800 Deer Lake Drive E, Floor 2
                              Jacksonville, FL 32246-6484

                  Class Z     Bank of America NA                     11,478,719.149    16.23%
                              Attn: Joan Wray/Funds Accounting
                              411 N. Akard Street
                              Dallas, TX 75201-3307

                  Class Z     Charles Schwab & Co., Inc.             9,405,533.215     13.30%
                              Attn: Mutual Fund Department
                              101 Montgomery Street
                              San Francisco, CA 94104-4122


Columbia Acorn    Class A     Charles Schwab & Co., Inc.             1,165,777.309     23.72%
USA                           Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                  Class B     Citigroup Global Markets, Inc.         241,063.889       8.39%
                              Attn: Peter Booth, 7th Floor
                              333 W. 34th Street
                              New York, NY 10001-2402

                  Class C     Merrill Lynch Pierce Fenner & Smith    202,814.226       12.26%
                              Attn: Fund Administration
                              4800 Deer Lake Drive E, Floor 2
                              Jacksonville, FL 32246-6484

                  Class C     Citigroup Global Markets, Inc.         89,813.482        5.43%
                              Attn: Peter Booth, 7th Floor
                              333 W. 34th Street
                              New York, NY 10001-2402

                  Class Z     Fidelity Investments                   6,215,624.016     21.60%
                              100 Magellan Way
                              Covington, KY 41015-1999

                  Class Z     Charles Schwab & Co., Inc.             2,726,993.314     9.48%
                              Attn: Mutual Fund Department
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                  Class Z     Bank of New York TTEE                  2,555,777.428     8.88%
                              Attn: Dennis Granelli
                              1 Wall Street, Floor 12
                              New York, NY 10286-0001

                  Class Z     Vanguard Fiduciary Trust Company       2,006,187.236     6.97%
                              P.O. Box 2600
                              Valley Forge, PA 19482-2600

                  Class Z     Bank of America NA                     1,713,661.567     5.96%
                              Attn: Joan Wray/Funds Accounting
                              411 N. Akard Street
                              Dallas, TX 75201-3307

                                      E-2


                 CLASS OF      NAME AND ADDRESS OF                 NUMBER OF         PERCENT
FUND              SHARES         BENEFICIAL OWNER                SHARES OWNED        OF CLASS
----------------------------------------------------------------------------------------------

Columbia Acorn    Class A     Charles Schwab & Co., Inc.             10,314,259.772    33.56%
Select                        Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                  Class C     Merrill Lynch Pierce Fenner & Smith    823,749.209       12.86%
                              Attn: Fund Administration
                              4800 Deer Lake Drive E, Floor 2
                              Jacksonville, FL 32246-6484

                  Class C     Citigroup Global Markets, Inc.         423,199.618       6.61%
                              Attn: Peter Booth, 7th Floor
                              333 W. 34th Street
                              New York, NY 10001-2402

                  Class Z     Bank of America NA                     5,421,560.457     20.72%
                              Attn: Joan Wray/Funds Accounting
                              411 N. Akard Street
                              Dallas, TX 75201-3307

                  Class Z     Charles Schwab & Co., Inc.             2,836,342.502     10.84%
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                  Class Z     Fidelity Investments                   2,381,460.891     9.10%
                              100 Magellan Way
                              Covington, KY 41015-1999


Columbia Acorn    Class A     Charles Schwab & Co Inc.               21,229.614        6.12%
International                 Attn: Mutual Funds
Select                        101 Montgomery Street
                              San Francisco, CA 94104-4122

                 Class C      Piper Jaffray                          13,315.544        7.13%
                              Attn: Jami Podhradsky
                              706 Second Avenue South
                              Minneapolis, MN 55402-3003

                  Class Z     Bank of America NA                     1,017,688.520     32.13%
                              Attn: Joan Wray/Funds Accounting
                              411 N. Akard Street
                              Dallas, TX 75201-3307

                  Class Z     Charles Schwab & Co Inc.               490,133.463       15.48%
                              Attn: Mutual Fund Department
                              101 Montgomery Street
                              San Francisco, CA 94104-4122


Columbia          Class A     Charles Schwab & Co., Inc.             531,106.216       9.62%
Thermostat Fund               Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                  Class Z     Columbia Management Advisors Inc.      323,314.117       17.33%
                              Attn:  Jim Marin
                              245 Summer Street, Floor 3
                              Mailstop:  MADE 11603H
                              Boston, MA 02210-1129

                                      E-3


                 CLASS OF      NAME AND ADDRESS OF                 NUMBER OF         PERCENT
FUND              SHARES         BENEFICIAL OWNER                SHARES OWNED        OF CLASS
----------------------------------------------------------------------------------------------

                  Class Z     Ralph Wanger Trust                     112,191.143       6.01%
                              227 W. Monroe Street, Suite 3000
                              Chicago, IL  60606-5018

                  Class Z     LaSalle Bank NA                        129,956.420       6.96%
                              P.O. Box 1443
                              Chicago, IL  60690-1443



APPENDIX F - AUDIT COMMITTEE CHARTER

                              COLUMBIA ACORN TRUST

                             AUDIT COMMITTEE CHARTER
                       (AS AMENDED THROUGH MARCH 9, 2004)

I. ORGANIZATION

     A. The audit committee of the Board of Trustees of Columbia Acorn Trust ("Acorn") shall be comprised of three or more trustees as determined by the Board of Trustees. One member of the committee will be designated by the Board of Trustees as Chair of the audit committee.

     B. Each member of the audit committee shall be a member of the Board of Trustees who is not an "interested person" of Acorn, as defined in the Investment Company Act of 1940, and is free of any relationship with the management of Acorn or its investment adviser, Columbia Wanger Asset Management, L.P. ("CWAM"), that would interfere with the member's exercise of independent judgment as an audit committee member.

     C. All members of the audit committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting and financial reporting expertise.

     D. Meetings will be held on a regular basis and special meetings as circumstances require. Management,* the independent auditors and other outside persons shall attend meetings, or portions of meetings, by invitation as determined by the audit committee.

II. FUNCTION AND PURPOSE

     A. The function of the audit committee is oversight; management is responsible for maintaining appropriate systems for accounting and internal control, and the independent auditor is responsible for planning and conducting an audit in accordance with generally accepted auditing standards.

-----------------
* The term "management", as used in this charter, refers to management personnel of CWAM.

     B. The purpose of the audit committee is to assist the Board of Trustees in fulfilling its governance responsibilities by taking the following actions:

          1. Inquire whether management has maintained the reliability and integrity of Acorn's accounting policies and financial reporting and disclosure practices;

          2. Inquire whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

          3. Inquire whether management has established and maintained processes to assure compliance by Acorn in all material respects with all applicable laws, regulations, policies and codes;

          4. Inquire about and appraise the performance and qualifications of management and the independent auditors; and

          5. Encourage and foster open communication among management, the independent auditors and the Board of Trustees.


III. RESPONSIBILITIES

The audit committee shall:

     A. Identify the independent auditors to be recommended for selection by the Board of Trustees to audit the financial statements of the respective Acorn funds, and review the auditor's fees to determine they are appropriate for the services rendered;

     B. Review and discuss with management the Acorn Funds' annual financial statements, semi-annual financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by Acorn to any governmental body, or the public, including management certifications and disclosure controls and procedures as required by the Sarbanes-Oxley Act of 2002.

     C. Meet with the independent auditors and management to review and approve the scope of the proposed audit for the current year and the audit procedures to be performed, including pre-approval of all audit services to be provided by the independent auditors of Acorn to the Acorn funds;

     D.   With respect to any non-audit services:

          1. Pre-approve all non-audit services to be provided by the independent auditors of Acorn to the Acorn funds; provided that, the pre-approval requirement set forth in this paragraph III.D.1 does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval required by this paragraph III.D.1 and (ii) do not aggregate more than 5% of total revenues paid to the independent auditors of Acorn by the Acorn funds during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

          2. Pre-approve all non-audit services to be provided by the independent auditors of Acorn to the Columbia Management Group Complex** where the nature of the services provided has a direct impact on the operations or financial reporting of the Acorn funds (such services, "Columbia Complex Services); provided that the pre-approval requirement set forth in this paragraph III.D.2 does not apply to Columbia Complex Services that (i) were not identified as such at the time of the pre-approval required by this paragraph III.D.2 and (ii) do not aggregate more than 5% of total revenue paid to the independent auditors of Acorn by the Acorn funds for all services and by the Columbia Management Group Complex for Columbia Complex Services during the fiscal year in which those services are provided, if the audit committee approves the provision of such Columbia Complex Services prior to the completion of the audit.

          3. The pre-approvals and approvals set forth in paragraphs III.C and III.D may be delegated to a designated representative (or representatives) of the audit committee. Each designated representative must be a member of the audit committee.

          4. Verify that the non-audit services set forth in Appendix A hereto are not to be provided (or have not been provided) by the independent auditors to the Acorn funds.

     E. Meet with the independent auditors and management at the conclusion of the audit to review:

          1. The annual financial statements and the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

          2. The auditor's judgment as to whether the accounting principles applied in the financial statements, including any changes in accounting principles, are appropriate under the circumstances;

          3. Any significant changes to the scope of the audit and the audit plan which was previously approved by the audit committee;

          4. Any disagreements within the management group or between management and the independent auditors, resolved or not resolved, which, in amount or by their nature, are material to the financial statements or the independent audit;

          5. Any management letters, comments, observations or recommendations provided by management or the independent auditors; and

          6. Any other matters which are required to be communicated by the independent auditors and discussed with the audit committee under generally accepted auditing standards and independence standards.

-----------------
** Columbia Management Group Complex includes CWAM and any entity controlling, controlled by or under common control with CWAM that provides ongoing services to the Acorn funds.

     Following its review, the audit committee will take action when appropriate.

     F. Confirm that the independent auditor is in compliance with all membership requirements of the SEC practice section of the AICPA including independence and peer review, and receive a written statement as to the independent auditor's independence and a copy of the independent auditor's most recent peer review report;

     G Inquire of management and the independent auditor as to the adequacy and effectiveness of the system of internal control and elicit recommendations for improvement;

     H. Meet on a periodic basis with compliance personnel, including receiving reports and reviewing any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers bought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that Code;

     I. Review any reports received from regulatory authorities resulting from examinations or inspections of Acorn, and management's responses to those reports;

     J. Investigate any matters brought to the audit committee's attention that require additional discovery or review and take action, if appropriate;

     K. Establish procedures for the receipt, retention and treatment of complaints received by Acorn or CWAM regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of Acorn, CWAM or its affiliates of concerns regarding questionable accounting or auditing matters;

     L. Establish policies for hiring employees or former employees of the independent auditors of Acorn or CWAM, or any entity in a control relationship with Acorn or CWAM; and

     M.   Discuss policies with respect to risk assessment and risk management.

IV. PROCEDURES

The audit committee shall:

     A. Meet as frequently and at such times as the committee deems appropriate, but at least twice each year;

     B. Provide in its meetings for appropriate communications with the independent auditors without management present, and with management without the independent auditors present;

     C. Review its charter annually and present any recommended changes to the Board of Trustees;

     D. Engage special counsel, other auditors or other consultants, at Acorn's expense, to assist the committee in fulfilling its responsibilities, as the committee reasonably considers appropriate; and

     E. Maintain minutes or other records of its meetings and activities and report to the Board of Trustees on a regular basis.


                                   Appendix A

PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client;

o    Financial information systems design and implementation;

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

o    Actuarial services;

o    Internal audit outsourcing services;

o    Management functions or human resources;

o    Broker or dealer, investment adviser or investment banking services;

o    Legal services and expert services unrelated to the audit; and

o Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

APPENDIX G - GOVERNANCE COMMITTEE CHARTER

                              COLUMBIA ACORN TRUST

                          GOVERNANCE COMMITTEE CHARTER
                     (as amended through November 16, 2004)


  The Governance Committee shall be comprised of at least three members, each of whom is a non-interested Trustee ("Independent Trustee"). The committee shall oversee the independence and effective functioning of the Board of Trustees and shall endeavor to be informed about good practices for mutual fund boards. In fulfilling those objectives:

     o    BOARD COMPOSITION. The committee shall:

          1. Identify and nominate candidates for appointment as Independent Trustees1. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, the following factors, among others, may be taken into consideration:

               (a) The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;

               (b) Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and

               (c) Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.

               Although the Trust's investment adviser (the "Adviser"), other Trustees, or shareholders may submit suggested candidates for Independent Trustees to the committee, neither the committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any

-----------------
1 75% of the Board must be Independent Trustees. Candidates for election as Independent Trustees must be nominated by the Independent Trustees and selected by a vote of a majority of the incumbent Independent Trustees. The Board may change the size of the Board and may fill vacancies on the Board so long as at least two-thirds of the Trustees then holding office have been elected by the shareholders.

               shareholders may submit the name of a candidate for consideration by the committee by submitting the recommendation to the Trust's Secretary. The Secretary will forward any such recommendation to the Chairman of the committee promptly upon receipt.

          2. Review periodically the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets different from those of the current Trustees.

          3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and a periodic evaluation of the performance of the Independent Trustees.

     o CHAIRMAN OF THE BOARD AND THE BOARD COMMITTEES. The committee shall make recommendations to the Board at least annually regarding the appointment of a Chairman of the Board and regarding committees of the Board, the responsibilities of those committees and committee assignments.

     o TRUSTEE EDUCATION. The committee shall oversee the process for orientation of new non-interested Trustees and ongoing education of non-interested Trustees.

     o BOARD EVALUATION. The committee shall oversee the process for evaluating the functioning of the Board.

     o TRUSTEE COMPENSATION. The committee shall make recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds.

     o CONFLICTS OF INTEREST. The committee shall be responsible for identifying, reviewing and addressing potential conflicts of interest that may arise between the Trust and its investment adviser or the investment adviser's affiliates.

     o LEGAL COUNSEL. The committee shall monitor the performance of legal counsel to the Funds and to the non-interested Trustees and make recommendations to the non-interested Trustees regarding the selection of independent counsel for the independent Trustees.

     o MEETINGS. The Committee shall meet periodically as circumstances require.

     o RESOURCES AND AUTHORITY. The committee shall have the resources and authority appropriate to discharge of its responsibilities, including the authority to oversee investigations into any matters within the scope of the committee's responsibilities and to retain independent counsel and other experts or consultants at the expense of the appropriate Fund(s). The Adviser will report any use of Fund assets for such purpose quarterly to the Trustees.

     o REVIEW OF CHARTER. The committee shall review this charter at least annually and recommend to the full Board any proposed changes.

     o OTHER ACTIVITIES. The committee shall perform any other activities consistent with this charter, the Trust's Declaration of Trust, its bylaws and governing law as the committee or the Trustees deem necessary or appropriate.

     o MINUTES. The committee shall maintain minutes of its meetings and report to the Trustees.

COLUMBIA MANAGEMENT                                                      PROXY

                              COLUMBIA ACORN TRUST
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 27, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Kenneth A. Kalina, Bruce H. Lauer and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at Bank One Auditorium, 38 South Dearborn Street, Plaza Level, Chicago, Illinois, 60602, on September 27, 2005 at 9:00 a.m. Central time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

                  VOTE VIA THE INTERNET:    https://vote.proxy-direct.com
                  VOTE VIA THE TELEPHONE:   1-866-837-1888

                  NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                  -----------------------------------------
                  Shareholder sign here

                  -----------------------------------------
                  Co-owner sign here

                  -----------------------------------------
                  Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  [X]


1. To elect nine trustees:
                                                                          FOR ALL   WITHHOLD ALL   FOR ALL
                                                                                                    EXCEPT

01. Margaret Eisen         02. Jerome Kahn, Jr.     03. Steven N. Kaplan
04. David C. Kleinman      05. Allan B. Muchin      06. Robert E. Nason     [ ]         [ ]           [ ]
07. John A. Wing           08. Charles P. McQuaid   09. Ralph Wanger


To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below.

-------------------------------------------------------------------------

2. To transact any other business that properly comes before the Meeting, or any adjournment(s) thereof.